Shareholders’ equity	12 Months Ended
Dec. 31, 2023
Shareholders Equity
Shareholders’ equity

22.	Shareholders’ equity

As of December 31, 2023, the total number of Class A ordinary shares of the Company outstanding was 14,919,017 (2022: 13,805,649) with a par value of $0.0001. The Class B ordinary shares were converted to Class A ordinary shares on December 5, 2022 which meant that there were none outstanding at the end of 2023 (2022: Nil).

During the year, as part of the ATM, Parent sold 1,103,368 (2022: 681,926) class A ordinary shares for net proceeds of $3,254,802. The share capital of Fusion Fuel Green plc is as follows:

	Number of shares	€’000
Opening balance – January 1, 2022	13,123,723	2
Issue of shares – ATM	681,926	-
Closing balance – December 31, 2022	13,805,649	2
Issue of shares – ATM	1,103,368	-
Issue of shares – share based payments	10,000
Closing balance – December 31, 2023	14,919,017	2

Share rights

The Class A ordinary shareholders have the right to exercise one vote at any general meeting of the Company, to participate pro rata in all the dividends declared by the Company and the rights in the event of the Company’s winding up are to participate pro-rata in the total assets of the Company.

The Class B Ordinary shares were converted in full to Class A Ordinary shares on December 5, 2022. The rights that were formally assigned to these shares, in addition to the rights outlined above for the Class A shareholders included certain protective rights that include the right to approve any liquidation or similar transaction of the Company. The Class B shareholders also had the right to approve any creation or issuance of any new class or series of capital stock or equity securities convertible into capital stock or changes to the Company’s board of directors. With these protective provisions, the holders of Class B Ordinary shares were able to veto certain actions in a way that their relative ownership would not otherwise permit.